SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2006

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.)

155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)	07924 (Zip Code)

(908) 221-0100
(Registrant's telephone number, including area code)

Item 7.01 Regulation FD Disclosure

Exhibit 99.01:   Stewart E. McClure, Jr, Presentation March 21, 2006: Ryan Beck & Co, New York, New York meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2006	SOMERSET HILLS BANCORP By: /s/Stewart E. McClure, Jr. Stewart E. McClure, Jr. President, Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit 99.01:	Description Power Point Presentation: Stewart E. McClure, Jr., Somerset Hills Bancorp President and CEO, March 21, 2006 - Ryan Beck & Co., New York, New York meeting